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EXHIBIT 23.1

McGladrey & Pullen
Certified Public Accountants

CONSENT OF INDEPENDENT ACCOUNTANTS

        We consent to the incorporation by reference in this Registration Statement of Todhunter International, Inc. on Form S-8 of our report, dated November 26, 2003, included in and incorporated by reference in the Annual Report on Form 10-K of Todhunter International, Inc. for the year ended September 30, 2003.

/s/ McGladrey & Pullen, LLP

West Palm Beach, Florida
April 16, 2004

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  EXHIBIT 23.1
CONSENT OF INDEPENDENT ACCOUNTANTS